EXHIBIT 99.3

GROVE, INC.

UNAUDITED PRO FORMA COMBINED FINANCIAL INFORMATION

The following unaudited pro forma combined financial information is based on the historical financial statements of Grove, Inc. (the “Company”) and Interactive Offers, LLC (“Interactive Offers”), after giving effect to the Company’s acquisition of Interactive Offers. The notes to the unaudited pro forma financial information describe the reclassifications and adjustments to the financial information presented.

The unaudited pro forma combined balance sheet as of September 30, 2021, and unaudited statements of operations for the year ended June 30, 2021, and the three months ended September 30, 2021, are presented as if the acquisition of Interactive Offers had occurred on July 1, 2020 and were carried forward through each of the periods presented.

The unaudited statement of operations for the year ended June 30, 2021 is the consolidation of the Grove, Inc. statement of operations for the year ended June 30, 2021 and the Interactive Offers statement of operations for the year ended December 31, 2020.

The allocation of the purchase price used in the unaudited pro forma combined financial information is based upon the respective fair values of the assets and liabilities of Interactive Offers as of the date on which the Interactive Offers Equity Purchase agreement was signed.

The unaudited pro forma combined financial information is not intended to represent or be indicative of the Company’s consolidated results of operations or financial position that the Company would have reported had the Interactive Offers acquisition been completed as of the dates presented and should not be taken as a representation of the Company’s future consolidated results of operation or financial position.

The unaudited pro forma combined financial information should be read in conjunction with the historical consolidated financial statements and accompanying notes of the Company included in the annual report on form 10-K for the year ended June 30, 2021 and the quarterly report filed on form 10-Q for the quarter ended September 30, 2021.

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GROVE, INC.

UNAUDITED PRO FORMA COMBINED BALANCE SHEET

AS OF SEPTEMBER 30, 2021

(UNAUDITED)

		Interactive	PROFORMA
	Grove, Inc.	Offers	ADJUSTMENTS		PROFORMA

ASSETS
Current assets
Cash	$13,034,699	$255,416	$(2,100,000)	(1)	$11,190,115
Accounts receivable, net of allowance for doubtful accounts	1,103,246	25,674			1,128,920
Inventory	3,091,744	-			3,091,744
Prepaid expenses and other receivables	559,445	188,770			748,215
Total current assets	17,789,134	469,860			16,158,994

Property and equipment, net	2,893,185	9,362			2,902,547
Intangible assets, net	3,218,783	-	2,388,000	(2)	5,606,783
Goodwill	3,685,593	-	5,860,794	(3)	9,546,387
Deferred tax asset	1,252,269	-			1,252,269
Other assets	49,068	9,156			58,224
Right-of-use asset	323,942	-			323,942
Total other assets	11,422,840	18,518			19,690,152

Total assets	$29,211,974	$488,378			$35,849,146

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities
Accounts payable	$1,038,031	$25,770			$1,063,801
Accrued compensation	859,324	-			859,324
Deferred revenue	864,698	478,386			1,343,084
Accrued liabilities	276,372	344,680			621,052
Acquisition payable	74,589	190,000	505,000	(4)(5)	769,589
Current portion of notes payable	1,000,000				1,000,000
Convertible notes payable	-				-
Current portion of operating lease payable	136,889				136,889
Total current liabilities	4,249,903	1,038,836			5,793,739

Accrued compensation long-term	-	1,221,500	(1,221,500)	(6)	-
Operating lease payable, net of current portion	183,673	-			183,673
Total long-term liabilities	183,673	1,221,500			183,673

Commitments and contingencies	-	-			-

Stockholders' equity
Preferred stock	500	-			500
Common stock	15,711	-	667	(7)	16,378
Additional paid in capital	28,420,512	-	5,092,669	(7)	33,513,181
Accumulated (deficit) retained earnings	(3,658,325)	(1,771,958)	1,771,958	(8)	(3,658,325)
Total stockholders' equity attributable to Grove, Inc.	24,778,398	(1,771,958)			29,871,734
Non-controlling interest in subsidiary	-	-			-
Total stockholers' equity	24,778,398	(1,771,958)			29,871,734

Total liabilities and stockholders' equity	$29,211,974	$488,378			$35,849,146

Adjustments to the Pro Forma Consolidated Balance Sheet

(1)	Represents that $2,100,000 in cash paid to the owners of Interactive Offers
(2)	Represents the management estimated intangible asset as of closing date, to be verified post acquisition with full purchase price allocation
(3)	Represents the management estimated goodwill as of closing date, to be verified post acquisition with full purchase price allocation
(4)	Represents the estimated $600,000 future acquisition payment
(5)	Represents the $95,000 due to shareholder for equity purchase not assumed
(6)	Represents the elimination of accrued compensation not assumed in transaction
(7)	Represents that 666,667 shares of Grove, Inc. common stock issued at closing and valued at the market price of $7.64 per common share
(8)	Elimination of Interactive Offer's capital stock and retained earnings as part of purchase accounting

See notes to unaudited pro forma combined financial information

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GROVE, INC.

UNAUDITED PRO FORMA COMBINED STATEMENT OF OPERATIONS

FOR THE YEAR ENDED JUNE 30, 2021

(UNAUDITED)

Year ended June 30, 2021
Year ended December 31, 2020

		INTERACTIVE	PROFORMA
	GROVE, INC.	OFFERS	ADJUSTMENTS		PROFORMA

Revenue
Product revenue	$24,095,025	$-			$24,095,025
Technology Revenue, net	-	1,790,714			1,790,714
	24,095,025	1,790,714			25,885,739

Product costs	12,196,123				12,196,123
	-	-			-
	12,196,123	-			12,196,123

Gross profit	11,898,902	1,790,714			13,689,616

Operating expenses
Sales and marketing	2,388,211				2,388,211
General and administrative expenses	8,083,954	2,683,937	531,000	(a)	11,298,891
	10,472,165	2,683,937			13,687,102

Income (loss) from operations	1,426,737	(893,223)			2,514

Other expense (income), net
Interest expense (income), net	530,449				530,449
Gain on sale of assets	(8,708)	-			(8,708)
Gain on SBA PPP loan extingushment	(403,277)	(109,881)			(513,158)
Settlement of cancelled lease	(387,860)	-			(387,860)
Impairment of cancelled lease expense	-	-			-

Other expense (income), net	(269,396)	(109,881)			(379,277)

Income (loss) before income tax	1,696,133	(783,342)			381,791

Income tax benefit	1,282,815	-	-	(c)	1,282,815

Net income (loss)	2,978,948	(783,342)			1,664,606
Net loss attributable to noncontrolling interest	-	-			-
Deemed dividend related to the issuance of Series A Preferred Stock	(50,000)	-			(50,000)
Net income (loss) attributable to Grove, Inc.	$2,928,948	$(783,342)			$1,614,606

Basic income (loss) per share	$0.25	$-			$0.13

Diluted income (loss) per share	$0.21	$-			$0.11

Weighted average shares outstanding	11,930,378	-	666,667	(b)	12,597,045

Fully diluted weighted average shares outstanding	14,257,934	-	666,667	(b)	14,924,601

(a)	Represents estimated amortization of intangible assets
(b)	Represents additional shares issued related to the acquisition.
(c)	No adjustment made for income taxes as this represents the elimination of the valuation allowance for Grove, Inc.

See notes to unaudited pro forma combined financial information.

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GROVE, INC.

UNAUDITED PRO FORMA COMBINED STATEMENT OF OPERATIONS

FOR THE THREE MONTHS ENDED SEPTEMBER 30, 2021

(UNAUDITED)

Three-months ended September 30, 2021

		INTERACTIVE	PROFORMA
	GROVE, INC.	OFFERS	ADJUSTMENTS		PROFORMA

Revenue
Product revenue	$8,449,754	$-			$8,449,754
Technology Revenue, net	-	416,700			416,700
	8,449,754	416,700			8,866,454

Product costs	3,067,376	-			3,067,376
	-	-			-
	3,067,376	-			3,067,376

Gross profit	5,382,378	416,700			5,799,078

Operating expenses
Sales and marketing	1,511,687				1,511,687
General and administrative expenses	3,435,148	795,507	132,750	(a)	4,363,405
	4,946,835	795,507			5,875,092

Income (loss) from operations	435,543	(378,807)			(76,014)

Other expense (income), net
Interest (expense) income, net	(15,956)				(15,956)
Gain on sale of assets	-	-			-
Gain on SBA PPP loan extingushment	300,995	-			300,995
Settlement of cancelled lease	-	-			-
Impairment of cancelled lease expense	-	-			-

Other expense (income), net	285,039	-			285,039

Income (loss) before income tax	720,582	(378,807)			209,025

Income tax expense	(208,871)	-	126,450	(b)	(82,421)

Net income (loss)	511,711	(378,807)			126,604
Net loss attributable to noncontrolling interest	-	-			-
Deemed dividend related to the issuance of Series A Preferred Stock	-	-			-
Net income (loss) attributable to Grove, Inc.	$511,711	$(378,807)			$126,604

Basic income (loss) per share	$0.03	$-			$0.01

Diluted income (loss) per share	$0.03	$-			$0.01

Weighted average shares outstanding	15,452,453	-	666,667	(c)	16,119,120

Fully diluted weighted average shares outstanding	17,220,564	-	666,667	(c)	17,887,231

(a)	Represents estimated amortization of intangible assets
(b)	Represents the reduction of tax provision change for pro-forma income
(c)	Represents additional shares issued related to the acquisition.

See notes to unaudited pro forma combined financial information.

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GROVE, INC.

NOTES TO UNAUDITED PRO FORMA COMBINED FINANCIAL INFORMATION

1. BASIS OF PRO FORMA PRESENTATION

The unaudited pro forma combined balance sheet as of September 30, 2021, and the unaudited pro forma statements of operations for the year ended June 30, 2021, and the unaudited pro forma statements of operations for the three-months ended September 30, 2021, are based on the historical financial statements of the Company and Interactive Offers after giving effect to the Company’s acquisition of Interactive Offers and reclassification and adjustments described in the accompanying notes to the unaudited pro forma combined financial information. The unaudited statement of operations for the year ended June 30, 2021 is the consolidation of the Grove, Inc. statement of operations for the year ended June 30, 2021 and the Interactive Offers statement of operations for the year ended December 31, 2020.

The Company accounts for its business combinations using the acquisition method of accounting. The cost of an acquisition is measured as the aggregate of the acquisition date fair values of the assets transferred and liabilities assumed by the Company to the seller’s cash consideration and equity instruments issued. Transaction costs directly attributable to the acquisition are expensed as incurred. The excess of (i) the total costs of acquisition over (ii) the fair value of the identifiable net assets of the acquiree is recorded as identifiable intangible assets and goodwill.

The fair values assigned to Interactive Offers’s assets acquired and liabilities assumed are based on management’s estimates and assumptions. The estimated fair values of these assets acquired and liabilities assumed are considered preliminary and are based on the information that was available as of the date of acquisition. The Company believes that the information provides a reasonable basis for estimating the fair values of assets acquired and liabilities assumed, but is waiting for additional information, primarily related to estimated values of current and non-current income taxes payable and deferred taxes, which are subject to change, pending the finalization of certain tax returns. The Company expects to finalize the valuation of the assets and liabilities as soon as practicable, but not later than one year from the acquisition date.

The unaudited pro forma combined financial information is not intended to represent or be indicative of the Company’s consolidated results of operations or financial position that the Company would have reported had the Interactive Offers acquisition been completed as of the dates presented and should not be taken as a representation of the Company’s future consolidated results of operation or financial position.

The unaudited pro forma combined financial information should be read in conjunction with the historical consolidated financial statements and accompanying notes of the Company included in the annual report on Form 10-K for the year ended June 30, 2021 and the quarterly report filed on Form 10-Q for the quarter ended September 30, 2021.

Accounting Periods Presented

The unaudited pro forma combined balance sheet as of September 30, 2021, the statements of operations of Grove, Inc. for the year ended June 30, 2021 and the statement of operations of Interactive Offers for the year ended December 31, 2020 and the three-months ended September 30, 2021 of both Grove, Inc. and Interactive offers, are presented as if the acquisition of VitaMedica had occurred on July 1, 2020 and were carried forward through each of the periods presented.

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Reclassifications

The Company reclassified certain accounts in the presentation of Interactive Offers’s historical financial statements to conform to the Company’s presentation.

2. ACQUISITION OF INTERACTIVE OFFERS

Effective October 1, 2021 (Closing Date), the Company entered into an Equity Interest Purchase Agreement (the “I/O Agreement”) with Gyprock Holdings LLC, a Delaware limited liability company, MFA Holdings Corp., a Florida corporation and Sherwood Ventures, LLC, a Texas limited liability company (each a “I/O Seller” and collectively called “I/O Sellers”). The I/O Sellers own all the membership interests in Interactive Offers, LLC, a Delaware limited liability company (“Interactive Offers”). The Company’s CEO and Chairman, Allan Marshall, is the controlling stockholder and the president of MFA Holdings Corp. MFA Holdings Corp. owns twenty percent of the outstanding membership interests in Interactive. Interactive provides programmatic advertising with its SAAS platform which allows for programmatic advertisement placement automatically on any partners’ sites from a simple dashboard.

Pursuant to the terms and conditions of the I/O Agreement, the Company agreed to purchase all the outstanding membership interests of Interactive offers as of October 1, 2021. The consideration for the acquisition consists of 666,667 shares of common stock of the Company and a cash payment of $2,100,000. Additionally, Sellers will be paid up to an additional cash payment of $600,000 in the form of an earnout payment based on certain revenue milestone in accordance with and subject to the terms and conditions of the Agreement. Sellers are prohibited from transferring, assigning, or selling any of the Shares for a period of twelve months from the Closing Date.

The assets acquired primarily consist of accounts receivable, inventory, prepaid expenses, fixed assets, and other current assets.

Under the purchase method of accounting, the transaction was valued for accounting purposes at an estimated $8,248,821, which was the estimated fair value of the consideration paid by the Company, after it was determined post-closing net liabilities assumed were approximately $455,485. The estimate was based on the consideration paid of 666,667 shares of common stock valued at $5,093,336 based on the closing price on October 19, 2021, of $7.64 per share, cash of 2,100,000, and $600,000 in the form of an earnout payment and the net liabilities assumed.

The assets and liabilities of Interactive Offers will be recorded at their respective fair values as of the closing date of the Agreement, and the following table summarizes these values based on the estimated balance sheet on October 1, 2021.

The assets and liabilities of Interactive Offers are recorded at their respective fair values as of the closing date of the Agreement, and the following table summarizes these values based on the balance sheet on October 1, 2021, the effective closing date.

Tangible Assets	$(488,351)
Intangible Assets	2,388,000
Goodwill	5,860,794
Liabilities Acquired	943,836
Total Purchase Price	$8,248,821

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The acquisition of Interactive Offers provided the Company with a technology platform to expand its business model into the marketing of products the Company sells, products of other companies, additional marketing opportunities and expected improved gross margin and profitability through synergies recognized with the consolidation of the two companies’ administrative functions and other resources. These are the factors of the goodwill recognized in the acquisition.

3. PRO FORMA ADJUSTMENTS

(1)	Represents that $2,100,000 in cash paid to the owners of Interactive Offers
(2)	Represents the management estimated intangible asset as of closing date, to be verified post acquisition with full purchase price allocation
(3)	Represents the management estimated goodwill as of closing date, to be verified post acquisition with full purchase price allocation
(4)	Represents the estimated $600,000 future acquisition payment
(5)	Represents the $95,000 due to shareholder for equity purchase not assumed
(6)	Represents the elimination of accrued compensation not assumed in transaction
(7)	Represents that 666,667 shares of Grove, Inc. common stock issued at closing and valued at the market price of $7.64 per common share
(8)	Elimination of Interactive Offer’s capital stock and retained earnings as part of purchase accounting
(a)	Represents estimated amortization of intangible assets
(b)	Represents additional shares issued related to the acquisition.
(c)	No adjustment made for income taxes as this represents the elimination of the valuation allowance for Grove, Inc.

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